UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2002

                              INTEGRATED DATA CORP.
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               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


      625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
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         (Address of principal executive offices)            (Zip Code)


                                610-825-6224
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           (Registrant's telephone number, including area code)


                CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
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         (Former name or former address, if changed since last report)



















Item 5.  Other Events.

Integrated Data Corp. ("the Company") (formerly Clariti Telecommunications International Ltd.) has agreed with its lenders to convert $650,000.00 of debt into shares of the Company's common stock at a conversion price $2.00 per share. The resulting 325,000 shares will be newly issued and subject to the one-year restriction on trading imposed by Rule 144 under the Securities Act of 1933. Shares of the Company are currently trading at approximately $1.00 per share on the OTCBB under the symbol "ITDD". (This price is subsequent to the 100-to-1 reverse stock split effective last week.)


Item 2.  Acquisition or Disposition of Assets.

Integrated Data Corp's Board of Directors and a majority of its shareholders have also agreed to buy C4 Services Ltd. ("C4 Services"), a Bermuda registered company limited by shares and owning (a) the worldwide license (other than the Americas) for all DataWave Systems Inc. (a Canadian public company trading on the OTCBB under the symbol of "DWVSF") technologies and intellectual property, and (b) a UK registered telecommunications company operating a London-based Nokia DX 220 2,000xE1 port public switch (60,000 lines), with metropolitan infrastructure connected to national and international telecom carriers. The consideration payable for C4 Services is $4,200,000, to be paid in shares of Integrated Data Corp's common stock at a valuation of $1.00 per share. The sellers are the existing shareholders of C4 Services comprised of about 20 individuals and companies. The 4,200,000 million shares will be newly issued shares of Integrated Data Corp's common stock, issued subject to certain restrictions on trading for a period of two years, the first year as imposed by Rule 144 under the Securities Act 1933 and the second year as directed by the Board of Directors of Integrated Data Corp.

The Company is planning further acquisitions which if successful will be announced in the immediate future.







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                                 Signature
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 INTEGRATED DATA CORP.
                                                 (Registrant)

December 11, 2002

                                                 By: /s/Abraham Carmel
                                                     --------------------
                                                     Abraham Carmel
                                                     Chief Executive Officer,
                                                     President and Acting
                                                     Chief Financial Officer




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